Morgan Stanley New York Municipal Money Market Trust
LETTER TO THE SHAREHOLDERS - JUNE 30, 2002

Dear Shareholder:

As of June 30, 2002, Morgan Stanley New York Municipal Money Market Trust had net assets of approximately $74 million. For the seven-day period ended June 30, 2002, the Fund provided an effective yield of 0.62 percent and a current yield of 0.62 percent, while its 30-day moving average yield for June was 0.61 percent. For the six-month period ended June 30, 2002, the Fund provided a total return of 0.34 percent. Please note, the yield reflects the current earnings of the fund more closely than the total return calculation.

Municipal Money Market Overview

The first half of 2002 was a challenging market environment for tax-free money market funds. Following a year of dramatic interest-rate easing, Federal Reserve Board monetary policy held steady, with the only change coming in the form of a bias shift from weakness to neutral. Accordingly, tax-free money market yields were relatively stable but unappealingly low. At the same time, the widespread municipal surpluses prevalent in recent years disappeared as state and local governments faced shrinking revenues and widening budget gaps. These economic strains brought a need for added caution in making investment selections.

At the end of June, yields for both fixed-rate and variable-rate municipal money market instruments were little changed from early January. Yields for daily and weekly variable-rate demand obligations (VRDOs) fluctuated within a narrower range than usual. Short-term rates typically move upward during April and May as investors liquidate money market assets to fund personal income tax payments. Although short-term rates did rise during the second quarter, redemptions were relatively mild this year as a slow economy reduced state and federal income and capital gains tax bills.

Yields for longer-term fixed-rate instruments reached new lows in January but pushed higher in March as hopes for a quick economic recovery brought anticipation of a change in monetary policy. Expectations for an interest-rate hike dissipated during the second quarter, however, with the release of sobering economic data and the blow to investor confidence brought on by corporate accounting irregularities. The Bond Buyer One Year Note Index, a benchmark indicator for the tax-free money market, fell to a low of 1.45 percent in late January, rose to 2.15 percent at the end of March but then sank again to finish the reporting period at 1.52 percent.

Morgan Stanley New York Municipal Money Market Trust
LETTER TO THE SHAREHOLDERS - JUNE 30, 2002 continued

Portfolio Composition and Structure

On June 30, 2002, approximately 77 percent of the Fund's portfolio was invested in VRDOs. Tax-exempt commercial paper and municipal notes, the two other types of securities held in the portfolio, comprised 14 percent and 9 percent of the portfolio, respectively. Portfolio holdings are continuously reviewed to maintain or improve creditworthiness. In addition to evaluating the issuer's credit, we devote particular effort to monitoring the credit quality of institutions that provide credit enhancement and liquidity facilities for our investments.

For much of the period, our asset allocation heavily favored VRDOs and short-maturity commercial paper, and the Fund's weighted average maturity moved within a short to moderate range. In June our seasonal purchases of new one-year notes were more modest than those of a year earlier. The low-interest-rate environment, coupled with increasing municipal budgetary pressures, called for greater restraint in managing portfolio maturity. At the end of June, the Fund's average maturity was 40 days, compared to 42 days in December and well below the level of 58 days in June 2001.

Looking Ahead

Although the corporate earnings picture is expected to brighten during the second half of the year, investor confidence has been shaken. Prospects for a near-term shift in monetary policy have diminished. Going forward, we will continue to make selective commitments to longer fixed-rate paper while seeking to ensure that the portfolio remains defensively positioned for relative safety within an uncertain economic climate.

We appreciate your ongoing support of Morgan Stanley New York Municipal Money Market Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN

Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley New York Municipal Money Market Trust

ANNUAL HOUSEHOLDING NOTICE - JUNE 30, 2002

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00am to 8:00pm, ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley New York Municipal Money Market Trust
PORTFOLIO OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                                COUPON    DEMAND
THOUSANDS                                                                RATE+     DATE*        VALUE
--------------------------------------------------------------------------------------------------------
            New York Tax-Exempt Short-Term Variable Rate Municipal Obligations
            (79.2%)
 $3,000     Jay Street Development Corporation, Fiscal 2001 Ser A-3....   1.15%   07/08/02   $ 3,000,000
            Long Island Power Authority,
  2,600       Electric Ser 2 Subser 1B.................................   1.85    07/01/02     2,600,000
  1,700       Electric Ser 2 Subser 2A.................................   1.10    07/08/02     1,700,000
  3,400     Nassau County Industrial Development Agency, 1999 Cold
              Spring Harbor Laboratory.................................   1.85    07/01/02     3,400,000
  1,400     New York City, 1992 Ser D..................................   1.15    07/08/02     1,400,000
            New York City Cultural Resources Trust,
  1,765       American Museum of Natural History Ser 1993 A (MBIA).....   1.10    07/08/02     1,765,000
  1,800       American Museum of Natural History Ser 1993 B (MBIA).....   1.10    07/08/02     1,800,000
  1,000       Solomon R. Guggenheim Foundation Ser 1990 B..............   1.85    07/01/02     1,000,000
  3,400     New York City Housing Development Corporation, James Tower
              1994 Ser A...............................................   1.15    07/08/02     3,400,000
  2,800     New York City Municipal Water Finance Authority, 2000 Ser
              C........................................................   2.00    07/01/02     2,800,000
            New York State,
  1,400       Environmental Quality Ser 1998 G.........................   2.05    10/02/02     1,400,000
  2,000       Ser 2000 A...............................................   1.35    10/10/02     2,000,000
            New York State Dormitory Authority,
  2,300       Cornell University Ser 1990 B............................   1.85    07/01/02     2,300,000
    850       The Metropolitan Museum of Art Ser 1993 A................   1.10    07/08/02       850,000
  1,500       The New York Public Library Ser 1998 B...................   1.10    07/08/02     1,500,000
            New York State Energy Research & Development Authority,
  1,800       Consolidated Edison Co of New York Ser 2001 A-3 (AMT)....   1.20    07/08/02     1,800,000
    300       New York State Electric & Gas Corp Ser 1994 C............   1.80    07/01/02       300,000
  1,800       New York State Electric & Gas Corp Ser 1994 D............   1.85    07/01/02     1,800,000
            New York State Housing Finance Agency,
  3,400       150 East 44th Street 2000 Ser A (AMT)....................   1.20    07/08/02     3,400,000
  2,000       350 West 43rd Street 2002 Ser A (AMT)....................   1.20    07/08/02     2,000,000
  3,200       750 Sixth Avenue 1998 Ser A (AMT)........................   1.20    07/08/02     3,200,000
  2,900       East 84th Street Ser A (AMT).............................   1.15    07/08/02     2,900,000
  3,200       Normandie Court Ser 1991.................................   1.10    07/08/02     3,200,000
  1,900     Niagara Falls Bridge Commission, Toll Bridge Refg Ser 1993
              A (FGIC).................................................   1.10    07/08/02     1,900,000
  2,000     St Lawrence County Industrial Development Agency, Reynolds
              Metals Co Ser 1995 (AMT).................................   1.23    07/08/02     2,000,000
  2,500     Suffolk County Water Authority, Ser 1997 BANs**............   1.15    07/08/02     2,500,000
            Puerto Rico
  3,000     Puerto Rico Highway & Transportation Authority,
              Transportation 1998 Ser A (Ambac)........................   1.10    07/08/02     3,000,000
                                                                                             -----------
            Total New York Tax-Exempt Short-Term Variable Rate Municipal Obligations
            (Cost $58,915,000)............................................................    58,915,000
                                                                                             -----------

                       See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust
PORTFOLIO OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) continued

                                                                                 YIELD TO
PRINCIPAL                                                                        MATURITY
AMOUNT IN                                                   COUPON   MATURITY   ON DATE OF
THOUSANDS                                                    RATE      DATE      PURCHASE       VALUE
--------------------------------------------------------------------------------------------------------
            New York Tax-Exempt Commercial Paper (14.8%)
 $2,000     Metropolitan Transportation Authority, Transit
              Facilities Ser C-1 Subser B BANs............   1.30%   08/15/02      1.30%     $ 2,000,000
            New York State Dormitory Authority,
  1,500       Columbia University 1997 Issue..............   1.40    08/08/02      1.40        1,500,000
  1,500       Columbia University 1997 Issue..............   1.35    11/07/02      1.35        1,500,000
  1,000       Mount Sinai School of Medicine Ser 2000.....   1.40    08/13/02      1.40        1,000,000
  2,000     New York State Power Authority, Ser 2.........   1.25    08/07/02      1.25        2,000,000
            New York State Thruway Authority,
  1,500       Ser 2 BANs..................................   1.60    08/09/02      1.60        1,500,000
  1,500       Ser 2 BANs..................................   1.45    09/09/02      1.45        1,500,000
                                                                                             -----------
            Total New York Tax-Exempt Commercial Paper (Cost $11,000,000).................    11,000,000
                                                                                             -----------
            New York Tax-Exempt Short-Term Municipal Notes (8.8%)
  1,500     Hampton Bays Union Free School District, Ser
              2002-2003 TANs, dtd 06/27/02................   2.25    06/26/03      1.55        1,510,248
  3,000     New York City Transitional Finance Authority,
              Recovery Notes Fiscal 2002 Ser A, dtd
              10/04/01....................................   3.25    10/02/02      2.13        3,010,299
  2,000     Three Village Central School District, Ser
              2002-2003 TANs, dtd 07/02/02 (WI)...........   2.25    06/30/03      1.52        2,014,300
                                                                                             -----------
            Total New York Tax-Exempt Short-Term Municipal Notes (Cost $6,534,847)........     6,534,847
                                                                                             -----------

            Total Investments (Cost $76,449,847) (a).........................     102.8%      76,449,847

            Liabilities In Excess of Other Assets............................      (2.8)      (2,105,200)
                                                                                  -----      -----------
            Net Assets.......................................................     100.0%     $74,344,647
                                                                                  =====      ===========

---------------------

   AMT      Alternative Minimum Tax.
   BANs     Bond Anticipation Notes.
   TANs     Tax Anticipation Notes.
    WI      Security purchased on a "when - issued" basis.
    +       Rate shown is the rate in effect at June 30, 2002.
    *       Date on which the principal amount can be recovered through demand.
    **      This security has been segregated in connection with the
            purchase of a "when - issued" security.
   (a)      Cost is the same for federal income tax purposes.

Bond Insurance:
------------------------------------------------------------------------
  Ambac     Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2002 (unaudited)

Assets:
Investments in securities, at value
  (cost $76,449,847).................  $76,449,847
Cash.................................      110,162
Interest receivable..................      175,022
Prepaid expenses.....................        3,581
                                       -----------
    Total Assets.....................   76,738,612
                                       -----------
Liabilities:
Payable for:
    Investments purchased............    2,014,300
    Shares of beneficial interest
      redeemed.......................      260,697
    Investment management fee........       28,444
    Distribution fee.................        5,689
Accrued expenses.....................       84,835
                                       -----------
    Total Liabilities................    2,393,965
                                       -----------
    Net Assets.......................  $74,344,647
                                       ===========
Composition of Net Assets:
Paid-in-capital......................  $74,344,636
Accumulated undistributed net
  investment income..................           11
                                       -----------
    Net Assets.......................  $74,344,647
                                       ===========
Net Asset Value Per Share,
  74,344,636 shares outstanding
  (unlimited shares authorized of
  $.01 par value)....................        $1.00
                                       ===========

Statement of Operations
For the six months ended June 30, 2002 (unaudited)

Net Investment Income:

Interest Income.........................  $575,747
                                          --------
Expenses
Investment management fee...............   193,654
Distribution fee........................    38,642
Professional fees.......................    23,741
Transfer agent fees and expenses........    19,520
Shareholder reports and notices.........    16,732
Trustees' fees and expenses.............     9,615
Custodian fees..........................     3,045
Other...................................     3,639
                                          --------
    Total Expenses......................   308,588
Less: expense offset....................   (3,045)
                                          --------
    Net Expenses........................   305,543
                                          --------
Net Investment Income...................  $270,204
                                          ========

                       See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                              FOR THE SIX     FOR THE YEAR
                                                              MONTHS ENDED       ENDED
                                                               JUNE 30,      DECEMBER 31, 2001
                                                                 2002
                                                              -----------    -----------------
                                                              (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................  $   270,204       $ 1,603,616
Dividends to shareholders from net investment income........     (270,247)       (1,603,636)
Net increase (decrease) from transactions in shares of
  beneficial interest.......................................     (895,226)        1,990,002
                                                              -----------       -----------

    Net Increase (Decrease).................................     (895,269)        1,989,982
Net Assets:
Beginning of period.........................................   75,239,916        73,249,934
                                                              -----------       -----------
End of Period
(Including accumulated undistributed net investment income
of $11 and $54, respectively)...............................  $74,344,647       $75,239,916
                                                              ===========       ===========

                       See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2002 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley New York Municipal Money Market Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide a high level of daily income which is exempt from federal and New York income tax, consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on December 28, 1989 and commenced operations on March 20, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued at amortized cost, which approximates market value.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to shareholders as of the close of each business day.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of the daily net assets exceeding

Morgan Stanley New York Municipal Money Market Trust
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2002 (UNAUDITED) continued

$1 billion but not exceeding $1.5 billion; 0.325% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of the daily net assets exceeding $3 billion.

3. Plan of Distribution

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended June 30, 2002, the distribution fee was accrued at the annual rate of 0.10%.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended June 30, 2002 aggregated $96,629,295 and $91,545,000, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At June 30, 2002, the Fund had transfer agent fees and expenses payable of approximately $250.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended June 30, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,352. At June 30, 2002, the Fund had an accrued pension liability of $54,253 which is included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley New York Municipal Money Market Trust
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2002 (UNAUDITED) continued

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                               FOR THE SIX      FOR THE YEAR
                                                              MONTHS ENDED          ENDED
                                                              JUNE 30, 2002   DECEMBER 31, 2001
                                                              -------------   -----------------
                                                               (unaudited)
Shares sold.................................................    78,878,384       178,169,461
Shares issued in reinvestment of dividends..................       270,247         1,603,636
                                                               -----------      ------------
                                                                79,148,631       179,773,097
Shares redeemed.............................................   (80,043,857)     (177,783,095)
                                                               -----------      ------------
Net increase (decrease) in shares outstanding...............      (895,226)        1,990,002
                                                               ===========      ============

6. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

Morgan Stanley New York Municipal Money Market Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                             FOR THE SIX                    FOR THE YEAR ENDED DECEMBER 31,
                                            MONTHS ENDED     --------------------------------------------------------------
                                            JUNE 30, 2001      2001          2000          1999          1998        1997
                                            -------------    --------      --------      --------      --------    --------
                                             (unaudited)
Selected Per Share Data:

Net asset value, beginning of period......      $ 1.00         $ 1.00        $ 1.00        $ 1.00        $ 1.00      $ 1.00
                                                ------         ------        ------        ------        ------      ------

Net income from investment operations.....       0.003          0.019         0.031         0.023         0.025       0.026

Less dividends from net investment
  income..................................      (0.003)        (0.019)       (0.031)       (0.023)       (0.025)     (0.026)
                                                ------         ------        ------        ------        ------      ------

Net asset value, end of period............      $ 1.00         $ 1.00        $ 1.00        $ 1.00        $ 1.00      $ 1.00
                                                ======         ======        ======        ======        ======      ======

Total Return..............................        0.34%(1)       1.90%         3.15%         2.29%         2.53%       2.68%

Ratios to Average Net Assets:
Expenses (before expense offset)..........        0.80%(2)(3)    0.78%(3)      0.82%(3)      0.88%(3)      0.87%(3)    0.96%(3)

Net investment income.....................        0.70%(2)       1.90%         3.12%         2.25%         2.48%       2.64%

Supplemental Data:
Net assets, end of period, in thousands...     $74,345        $75,240       $73,250       $62,009       $77,080     $49,336

---------------------

  (1)  Not annualized.
  (2)  Annualized.
  (3)  Does not reflect the effect of the expense offset of 0.01%.

                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Katherine H. Stromberg
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

MORGAN STANLEY
NEW YORK MUNICIPAL
MONEY MARKET TRUST

37906RPT-7368G02-ANP-7/02

Semiannual Report
June 30, 2002